Related party transactions	12 Months Ended
Dec. 31, 2022
Related party transactions [abstract]
Related party transactions	Related party transactionsKyrgyzaltyn
The breakdown of sales transactions in the normal course of business with Kyrgyzaltyn, prior to the loss of control event in respect of the Kumtor Mine, is as follows:

	2022	2021
Gross gold and silver sales to Kyrgyzaltyn	$—	$265,407
Deduct: refinery and financing charges	—	(1,248)
Net revenue received from Kyrgyzaltyn(1)	$—	$264,159
(1)Presented in results from discontinued operations.

On July 29, 2022, the Company announced the closing of the Arrangement Agreement. As a result of the completion of the Arrangement Agreement, the Company repurchased and cancelled all of Kyrgyzaltyn’s 77,401,766 Centerra common shares in exchange for the aggregate cash payments of approximately $93.3 million, including a portion of which was withheld on account of Canadian withholding taxes payable by Kyrgyzaltyn and $7.0 million paid in direct and incremental transaction costs to effect the Transaction (note 6).
Transactions with key management personnel
The Company transacts with key management personnel, who have authority and responsibility to plan, direct and control the activities of the Company and receive compensation for services rendered in that capacity. Key management personnel include members of the Board of Directors and members of the senior leadership team.
During the years ended December 31, 2022 and 2021, remuneration to key management personnel was as follows:
Compensation of key management personnel

	2022	2021
Director fees earned and other compensation	$740	$754
Salaries and benefits, including severance	12,568	7,830
Share-based compensation	273	1,894
Total compensation	$13,581	$10,478